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                               SECURITY AGREEMENT

       SECURITY AGREEMENT, dated as of July 28, 1995, between CHAMPIONS COMMUNICATIONS SERVICES, INC., a Delaware corporation, its successors and assigns (the "Debtor"), and ALBERT F. RICHMOND, (together with its successors and assigns, the "Secured Party").

                                    RECITALS

       WHEREAS, the Secured Party has loaned the Debtor USD 50,000 as evidenced by the promissory note of the Debtor dated the date hereof (the "Note"); and

       WHEREAS, the Secured Party required, as a condition to its loan to the Debtor, that the Debtor execute and deliver this Security Agreement to the Secured Party as security for the Debtor's obligations under the Note.

       NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree and covenant as follows:

                            ARTICLE 1 - DEFINITIONS

       Section 1.01. Defined Term. For purposes of this Security Agreement "Accounts Receivable" shall mean all of the Debtor's accounts however arising and however evidenced.

                              ARTICLE 2 - SECURITY

       Section 2.01. Grant of Security Interest. In consideration of the loan by the Secured Party evidenced by the Note and by way of security for payment of all amounts due by the Debtor under the Note as it may be amended, modified or extended or any other amounts due by the Debtor to the Secured Party, the Debtor does hereby sell, pledge, assign, transfer and set over unto, and does hereby grant a security interest in favor of the Secured Party and unto the Secured Party's successors' and assigns' as Secured Party for its own proper use and benefit, as security for all amounts due and owing under the Note, hereunder or otherwise by the Debtor to the Secured Party, all right, title and interest of the Debtor under, in and to the Accounts Receivable and any proceeds and products of the Accounts Receivable.

       Section 2.02. Continued Priority of Security Interest. The Debtor agrees that it will not, without the prior written consent of the Secured Party, create or suffer to exist any lien or security interest upon the Accounts Receivable or any part thereof other than the lien and security interests created hereby.

       Section 2.03. Maintenance of Status of Security Interest. The Debtor shall take all action that may be necessary or
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desirable, or that the Secured Party reasonably may request, so as at all times
(a) to grant and perfect the security interest in the Accounts Receivable intended to be granted hereby and to maintain the validity, enforceability, perfection and priority of the security interest in the Accounts Receivable,
(b) to protect or preserve the security interest created by this Security Agreement and (c) to protect, preserve, exercise or enforce the rights of the Secured Party hereunder, including but not limited to executing and delivering Uniform Commercial Code financing statements, continuation statements, notices, instructions and assignments, in each case in form and substance reasonably satisfactory to the Secured Party and not inconsistent with the terms hereof. The Debtor shall mark its books and records and the Accounts Receivable as may be necessary or appropriate to evidence, protect and perfect the security interest in the Accounts Receivable and shall cause its financial statements to reflect such security interest.

       Section 2.04. Evidence of Status of Security Interest. The Debtor shall from time to time upon request of the Secured Party promptly deliver to the Secured Party such file search reports from such Uniform Commercial Code and other filing and recording offices as may be applicable from time to time as the Secured Party may reasonably designate in order to establish that the perfection and priority of the interest granted hereby are maintained.

       Section 2.05. Authorized Action. The Secured Party is hereby authorized to file one or more financing or continuation statements (including statements of assignment and renewals thereof) or amendments thereto without the signature of, or in the name of, the Debtor. A photographic or other reproduction of this Security Agreement or of any financing statement filed in connection with this Security Agreement shall be sufficient as a financing statement.

       Section 2.06. The Debtor Remains Obligated; the Secured Party Not Obligated. The grant by the Debtor to the Secured Party of the security interest granted hereby shall not relieve the Debtor from the performance of any term, covenant, condition or agreement on its part to be performed or observed, or from any liability to any Person, under or in respect of any of the Accounts Receivable or impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on the Debtor's part to be so performed or observed or impose any liability on the Secured Party for any act or omission on the part of the Debtor relating thereto.

       Section 2.07. Representation. The Debtor hereby represents and warrants to the Secured Party that there is no other perfected security interest upon the Accounts Receivable or any proceeds and products of the Accounts Receivable as of the date of this Security Agreement.





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                      ARTICLE 3 - COVENANTS OF THE DEBTOR

       Section 3.01. Notice of Assignment. (a) Upon the occurrence and during the continuance of an Event of Default, the Debtor will upon written request from the Secured Party write letters to each of the Debtor's brokers, agents and representatives into whose hands or control may come any proceeds of the Accounts Receivable hereby assigned, informing each such addressee of this Security Agreement and instructing such addressee during the existence of an Event of Default to remit promptly to the Secured Party at such account or accounts designated by the Secured Party all proceeds of the Accounts Receivable hereby assigned which may come into the addressee's hands or control and to continue to make such remittances until such time as the addressee may receive written notice or instructions to the contrary direct from the Secured Party. The Debtor further covenants that during the existence of an Event of Default it will instruct each such addressee to acknowledge directly to the Secured Party receipt of the Debtor's letter of notification and the instructions. Any sum in respect of moneys assigned hereunder which is in the hands of the Debtor's brokers, agents or other representatives during the existence of an Event of Default shall be deemed to have been received by them for the use and on behalf of the Secured Party.

       (b) If any of the Debtor's accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof, the Debtor will immediately notify the Secured Party in writing and execute any instruments and take any steps required by the Secured Party in order that all moneys due and to become due under such contracts shall be assigned to the Secured Party and notice thereof given to the government under the Federal Assignment of Claims Act.

       Section 3.02. Compliance with Covenants. The Debtor will observe, perform and comply with the covenants, terms and conditions herein, express or implied, on its part to be observed, performed or complied with.

       Section 3.03. No Sales or Transfers. The Debtor will not without the prior written consent of the Secured Party sell, mortgage or transfer any of the Accounts Receivable and any such written consent to any one sale, mortgage, or transfer shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, or transfer. Any such sale, mortgage, or transfer of any of the Accounts Receivable shall be subject to the provisions of this Security Agreement and the lien hereof.

       Section 3.04. Payment of Moneys. The Debtor hereby covenants with the Secured Party that it will pay to the Secured Party on demand all moneys whatsoever which the Secured Party shall or may reasonably expend or become liable for, in or about the protection





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or maintenance of the Accounts Receivable or enforcement of the security interest created by this Security Agreement or in or about the exercise by the Secured Party of any of the powers vested in it hereunder together with interest thereon at the rate of 12% per annum from the date when such moneys were expended by the Secured Party until the date of actual receipt whether before or after any relevant judgment.

       Section 3.05. Chief Executive Office and Name. The Debtor shall maintain its chief executive office and principal place of business at 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380 and its present name provided, the Debtor may relocate its chief executive office and principal place of business or change its name so long as the Debtor at its own expense (a) shall have given the Secured Party not less than thirty (30) days prior written notice of such relocation or name change, and (b) shall have caused to be filed in each jurisdiction such financing statements or similar papers as the Secured Party. All reasonable expenses of the Secured Party (including legal fees) incurred in connection with confirming the maintenance of its security interest in the Accounts Receivable after relocation of the Debtor's chief executive office and principal place of business or a change in its name or shall be paid by the Debtor.

       Section 3.06. Taxes; Compliance. The Debtor shall (a) pay or discharge when due all Taxes and all claims that might become a Lien on any of the Accounts Receivable within 30 days of the due date thereof, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves (determined in accordance with generally accepted accounting principles in the United States) have been provided, and (b) comply in all material respects with
(i) all applicable laws relating to the Accounts Receivable and (ii) the terms and provisions of any agreements pertaining to any Accounts Receivable.

       Section 3.07. Liens. The interest of the Debtor in the Accounts Receivable will continue to be held by the Debtor free and clear of any security interests, liens, charges, claims or encumbrances other than the lien created pursuant to this Security Agreement.

       Section 3.08. Information. In addition to such other information as shall be specifically provided for herein, the Debtor shall furnish to the Secured Party such other information with respect to the Accounts Receivable as the Secured Party may reasonably request from time to time.





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                          ARTICLE 4 - EVENT OF DEFAULT

       Section 4.01. Event of Default. Each of the following, without further notice or demand upon the Debtor (except as otherwise provided this Security Agreement), shall constitute an Event of Default under this Security Agreement.

       (a) The failure of the Debtor to pay any amount due under the Note when due.

       (b) The failure to cure the breach of any of the Debtor's representations, covenants or warranties hereunder within twenty (20) days following written notice by the Secured Party to the Debtor.

       (c) The sale, encumbrance or disposition or attempted sale, encumbrance or disposition of the any of the Accounts Receivable except as otherwise expressly permitted in this Security Agreement.

       Section 4.02. Application of Proceeds. Any sums recovered hereunder after an Event of Default shall have occurred and be continuing shall be applied as follows:

               First: To the payment of all reasonable expenses and charges, including the expenses of any sale, the expenses of any retaking, attorney's fees, court costs, and any other expenses or advances made or incurred by the Secured Party in the protection of its rights or the pursuance of its remedies hereunder;

               Second: To the payment of the amounts outstanding under the Note or otherwise due to the Secured Party, including interest thereon to the date of such payment and, if applicable, compensatory interest to the date of such payment; and

               Third: To the payment of any surplus thereafter remaining to the Debtor or to whomsoever may be entitled thereto.

       Section 4.03. Remedies. Upon the occurrence and during the continuance of an Event of Default, the security interest created by this Security Agreement shall become immediately enforceable and the Secured Party shall have the right to:

               (i) Upon the declaration by the Secured Party that all the then unpaid obligations of the Debtor to the Secured Party under the Note or otherwise are due and payable immediately, the same shall become and be immediately due and payable.

               (ii) Demand, sue for, collect or receive in the name and on behalf of the Debtor or the Secured Party any money or





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       property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Accounts Receivable, but the Secured Party shall be under no obligation so to do, or the Secured Party may extend the time of payment, arrange for payment in installments or otherwise modify the terms of, or release any of the Accounts Receivable without thereby incurring responsibility to, or discharging or otherwise affecting any liability of the Debtor. The Secured Party shall be under no duty to protect, secure, perfect or insure the Accounts Receivable.

              (iii) The Secured Party shall have the rights and remedies with respect to the Accounts Receivable of a secured party under the Texas Uniform Commercial Code, whether or not such code is in effect in the jurisdiction where the rights and remedies are then asserted and any other rights granted pursuant to applicable law. In addition, the Secured Party is hereby granted the right to sell or cause to be sold in Houston, Texas or elsewhere, in one or more sales or parcels, at such price or prices as it may deem best and for cash or on credit or for future delivery, without assumption of any credit risks, the Accounts Receivable, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell, or of time or place of sale (except 10 Business Days prior written notice to the Debtor of the time and place of the sale at the Debtor's address set forth in Section 8.05 below and the Debtor waives all other notice of such sale), and the Secured Party may be the purchaser of any or all of the Accounts Receivable so sold and thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any right or equity of redemption of Debtor, any such demand, notice, right or equity being hereby expressly waived and released (to the extent permitted by applicable statute). The Debtor will pay to the Secured Party all expenses (including fees and disbursements of counsel) of, or incidental to, the enforcement of any of the provisions hereof or of any of the obligations of the Debtor, of any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Accounts Receivable or receipt of the proceeds thereof and for the care or preservation of the Accounts Receivable; and all such expenses shall be obligations of the Debtor within the terms of this Security Agreement. All proceeds from the sale or other disposition of the Accounts Receivable or from the transfer of the Secured Party's rights, title and interest in the Accounts Receivable shall be held and applied by the Secured Party in the manner provided for in Section 4.02 hereof.

              (iv) The Debtor hereby irrevocably appoints the Secured Party its true and lawful attorney-in-fact (which appointment





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       is coupled with an interest), with full power of substitution, to enforce its rights upon occurrence and continuance of an Event of Default and to take any action which the Secured Party may deem necessary or appropriate to protect and preserve the security interest in the Accounts Receivable granted herein.

       Section 4.04. Power of Sale. Any sale of Accounts Receivable or transfer of rights to the Accounts Receivable made pursuant to the terms of this Security Agreement, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Debtor thereto, and shall bar the Debtor and all persons claiming by, through or under the Debtor. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of any such sale, the Secured Party, if it is the purchaser, shall be entitled, for the purpose of making settlement or payment for the property purchased, to use and apply the obligations of the Borrower under the Loan Agreement in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to the Secured Party after allowing for the costs and expense of sale and other charges. At any such sale, the Secured Party may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property.

       Section 4.05. Power of Attorney - Sale. The Secured Party is hereby irrevocably appointed attorney-in-fact of the Debtor (which appointment is coupled with an interest) upon the happening and during the continuance of any Event of Default to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Debtor, a good conveyance of the title to the Accounts Receivable so sold. Any person dealing with the Secured Party or its attorney-in-fact shall not be put on enquiry as to whether the power of attorney contained herein has become exercisable. In the event of any sale of any of the Accounts Receivable, under any power herein contained, the Debtor will, if and when required by the Secured Party, execute such form of conveyance of the Accounts Receivable as the Secured Party may direct or approve.

       Section 4.06. Secured Party to Discharge Liens. The Debtor authorizes and empowers the Secured Party or its appointees or any of them to appear in the name of the Debtor in any court of any country or nation of the world where a suit is pending against any of the Accounts Receivable because of or on account of any alleged lien against any of the Accounts Receivable from which the Accounts Receivable have not been released and to take such reasonable steps towards the defense of such suit and the purchase or discharge of such lien. All reasonable expenditures made or incurred by them or





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any of them for the purpose of such defense or purchase or discharge shall be a debt due from the Debtor to the Secured Party and shall be secured by the lien of this Security Agreement in like manner and extent as if the amount and description thereof were written herein.

       Section 4.07. Payment of Expenses. The Debtor covenants that upon the happening and during the continuance of any Event of Default, then, upon written demand of the Secured Party, the Debtor will pay to the Secured Party the whole amount due and payable in respect of the obligations of the Debtor under this Security Agreement; in case the Debtor shall fail to pay the same forthwith upon such demand, the Secured Party shall be entitled to seek judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable compensation to the Secured Party or its agents, attorneys and counsel and any necessary advances, expenses and liabilities made or incurred by it or them hereunder. All moneys collected by the Secured Party under this Section 4.07 shall be applied in accordance with the provisions of Section 4.02 above.

       Section 4.08. Remedies Cumulative. Each and every power and remedy herein given to the Secured Party shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Secured Party, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. The Secured Party shall not be required or bound to enforce any other of its rights under any other agreement or instrument securing the Note prior to enforcing its rights under this Security Agreement. No delay or omission by the Secured Party in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default or to be an acquiescence therein; nor shall the acceptance by the Secured Party of any security or of any payment of or on account of the obligations of the Debtor under this Security Agreement or the Debtor under the Note maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to exercise any remedies due to any future Event of Default or of any past Event of Default not completely cured thereby. No consent, waiver or approval of the Secured Party shall be deemed to be effective unless in writing and duly signed by the Secured Party; any waiver by the Secured Party of any of the terms of this Security Agreement or any consent given under this Security Agreement shall only be effective for the purpose and on the terms which it is given and shall be without prejudice to the right to give or withhold consent in relation to future matters.





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       Section 4.09. Cure of Defaults. If at any time after an Event of Default and prior to the actual sale of any of the Accounts Receivable by the Secured Party or prior to any enforcement or foreclosure proceedings the Debtor offers completely to cure all Events of Default and to pay all expenses, advances and damages to the Secured Party consequent on such Events of Default, with interest at the interest rate of 12% per annum, then the Secured Party may accept such offer and payment and restore the Debtor to its former position, but such action, if taken, shall not affect any subsequent Event of Default or impair any rights consequent thereon.

       Section 4.10. Discontinuance of Proceedings. In case the Secured Party shall have proceeded to enforce any right, power or remedy under this Security Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, then and in every such case the Debtor and the Secured Party shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Security Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceedings had been taken.

                           ARTICLE 5 - MISCELLANEOUS

       Section 5.01. Power of Attorney. The Debtor does hereby appoint the Secured Party, its successors and assigns (which appointment is coupled with an interest), the Debtor's true and lawful attorney, irrevocably, with full power (in the name of the Debtor or otherwise), if an Event of Default shall have occurred and be continuing, to ask, require, demand, receive, compound and give acquittance for any and all moneys, claims, property and rights hereby assigned, and claims for moneys due and to become due under or arising out of the Accounts Receivable hereby assigned, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Secured Party may deem to be necessary or advisable in the premises.

       Section 5.02. Irrevocability. The powers and authority granted to the Secured Party herein have been given for a valuable consideration and are hereby declared to be irrevocable.

       Section 5.03. Further Documents. The Debtor agrees that at any time and from time to time, upon the written request of the Secured Party, it will promptly and duly execute and deliver any and all such further instruments and documents as the Secured Party may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted.





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       Section 5.04. Notices. All notices or other communications which are required to be made hereunder shall be in writing and, if to the Secured Party, mailed or telecopied or delivered to him, addressed to him at 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380, Telecopier No. (713) 364-1901, and if to the Debtor, mailed or telecopied or delivered to it at 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380, Telecopier No. (713) 364-1901 or to each party at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall, when mailed or telecopied, respectively be effective when deposited in the mails or sent by telecopier (receipt confirmed), respectively, addressed as aforesaid.

       Section 5.05. Choice of Law. This Security Agreement shall be governed by the internal laws of the State of Texas and may not be amended or changed except by an instrument in writing signed by the parties hereto.

       Section 5.06. Severability of Provisions. Any provision of this Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Debtor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

       Section 5.07. Termination. Upon the payment in full to the Secured Party of all amounts due under the Note or otherwise and the payment in full to the Secured Party of any amounts due under this Security Agreement, this Security Agreement shall terminate and the Secured Party shall sign and deliver to the Debtor any termination statements or other documents necessary to reflect such termination.

       IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed all as of the date noted above.


                                         CHAMPION COMMUNICATION SERVICES, INC.

                                         By:  /s/ DAVID TERMAN
                                             -----------------------------------
                                             Name:  David Terman
                                             Title: President

                                         /s/ ALBERT F. RICHMOND
                                         ---------------------------------------
                                         Albert F. Richmond





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